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                                                                    Exhibit 10.1

                     [DELOITTE TOUCHE TOHMATSU LETTERHEAD]


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-97162 and 333-07946) of Deswell Industries, Inc. of our report dated June 28, 2002, appearing in the Annual Report on Form 20-F of Deswell Industries, Inc. for the year ended March 31, 2002.


/s/ DELOITTE TOUCHE TOHMATSU

Hong Kong
June 28, 2002